Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SEVENTH AMENDMENT TO LICENSE AGREEMENT

This Seventh Amendment (this “Seventh Amendment”), is effective as of March 19, 2025 (the “Seventh Amendment Effective Date”), by and between President an Fellows of Harvard University (“Harvard”), and Sana Biotechnology, Inc., a corporation organized and existing under the laws of the State of Delaware (“Licensee”) (together with Harvard, the “Parties” and each individually a “Party”), and amends that certain License Agreement, dated as of March 19, 2019, as amended by those certain Amendments to the License Agreement dated as of June 10, 2019, December 15, 2020, May 20, 2021, October 25, 2021, February 9, 2023 and August 28, 2024 by and between Harvard and Licensee (together, the “Agreement”). Capitalized terms used but not defined herein have the respective meanings assigned to them in the Agreement.

RECITALS

WHEREAS, the Parties agree to amend the time period for the achievement of the first [***] Product Development Milestone for the [***] Product as set forth herein.

NOW THEREFORE, the Parties agree as follows:

1.
Amendment.
(a)
[***] Product Development Milestone. The first [***] Product Development Milestone (“[***]”) for the [***] Product is hereby deleted in its entirety and replaced with the following:

“[***]”

2.
Miscellaneous.

(a)
Capitalized terms used in this Seventh Amendment that are not defined herein shall have the meanings set forth in the Agreement, as previously amended.

(b)
Choice of Law. This Seventh Amendment shall be governed by the laws of the Commonwealth of Massachusetts, without regard to conflict of law principles.

(c)
Entire Agreement. On and after the Seventh Amendment Effective Date, each reference in the Agreement to “this Agreement,” “hereunder,” “herein,” “hereof” or words of like import referring to the Agreement will mean and be a reference to the Agreement as amended by this Seventh Amendment will constitute the sole and entire agreement of the Parties with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

(d)
Representations and Warranties. Each Party hereby represents and warrants to the other Party that: (i) it has the full right, power and authority to enter into this Seventh Amendment and to perform its obligations hereunder and under the Agreement as amended by this Seventh Amendment; (ii) the execution of this Seventh Amendment by the individual whose signature is set forth at the end of this Seventh Amendment on behalf of such Party, and the delivery of this Seventh Amendment by such Party, have been duly authorized by all necessary action on the part of such Party; and (iii) this Seventh Amendment has been executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Party hereto) constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms.

(e)
Limited Effect. Except as modified by this Seventh Amendment, all other terms and conditions of the Agreement remain in full force and effect.

(f)
Counterparts. This Seventh Amendment may be executed in counterparts and signatures may be delivered via facsimile or in electronic form (such as PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Seventh Amendment as of the Seventh Amendment Effective Date.

HARVARD:

PRESIDENT AND FELLOWS OF HARVARD COLLEGE

By: /s/ Jordan Behling Grant

Name: Jordan B. Grant

Title: Director of Technology Transactions

Office of Technology Development

Harvard University

Date: 4/11/2025

LICENSEE:

SANA BIOTECHNOLOGY, INC.

By: /s/ Steve Harr

Name: Steve Harr

Title: President and CEO

Date: 4/11/2025